Prospectus Supplement

January 17, 2012

Morgan Stanley Institutional Fund Trust

Supplement dated January 17, 2012 to the Morgan Stanley Institutional Fund Trust Prospectus dated December 20, 2011 of:

Corporate Bond Portfolio

The section of the Prospectus entitled "Portfolio Summary—Investment Adviser—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Christian G. Roth	Managing Director	December 2011

Joseph Mehlman	Executive Director	December 2011

Please retain this supplement for future reference.

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